EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Metropolitan Health Networks, Inc. (“Metropolitan”) for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael M. Earley, Chief Executive Officer of Metropolitan, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Metropolitan.

/s/ MICHAEL M. EARLEY
Michael M. Earley
Chief Executive Officer
March 6, 2012

A signed original of this statement required by Section 906 has been provided to Metropolitan Health Networks, Inc. and will be retained by Metropolitan Health Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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